SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 2, 2005

Prentiss Properties Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	1-14516	75-2661588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3890 W. Northwest Hwy., Suite 400

Dallas, Texas 75220

(Address and Zip Code of Principal Executive Offices)

(214) 654-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On February 1, 2005, we issued a press release regarding our results of operations for the quarter ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our operations for the quarter ended December 31, 2004, a copy of which is attached hereto as Exhibit 99.2.

At 1:00 pm central daylight savings time on February 2, 2005, we will hold our earnings conference call for the quarter ended December 31, 2004.

The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prentiss Properties Trust

Date: February 2, 2005	By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff
Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated February 1, 2005, announcing the results of operations of the Company for the quarter ended December 31, 2004.

99.2	Supplemental Operating & Financial Data of the Company for the quarter ended December 31, 2004.